UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2007 (February 8, 2007)

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US LEC CORP.

(Exact name of registrant as specified in its charter)

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Delaware	0-24061	56-2065535
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Morrocroft III 6801 Morrison Boulevard Charlotte, North Carolina	28211
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (704) 319-1000

N/A

(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.          Other Events.

On February 8, 2007, US LEC Corp. ("US LEC" or the "Registrant") and PAETEC Corp. ("PAETEC") issued a joint press release announcing that the Registration Statement on Form S-4 relating to the proposed merger between US LEC and PAETEC has been declared effective by the Securities and Exchange Commission, and that each company will hold a special meeting of stockholders on February 28, 2007 to approve matters relating to the proposed merger. A copy of the press release is filed as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01     Financial Statements and Exhibits

(d) Exhibits
Exhibit No.	Description

Exhibit 99.1	Press Release, issued February 8, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US LEC Corp.

By:	/s/ J. Lyle Patrick
	Name:	J. Lyle Patrick
	Title:	Executive Vice President and
Chief Financial Officer

Date: February 8, 2007

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Press Release, issued February 8, 2007